THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

STOCK OPTION AGREEMENT

This AGREEMENT is entered into as of the ____ day of _____________, 2007 (the "Date of Grant").

BETWEEN:

PLURIS ENERGY GROUP INC., with an office at 10777 Westheimer, Ste 1100, Houston, TX 77042-3462 (the "Company")

AND:

__________________________, a person with an address at _________

__________________________________________________________

(the "Optionee")

WHEREAS:

A.                          The Company's board of directors (the "Board") has approved and adopted an Equity Incentive Plan (the "Plan"), whereby the Board is authorized to grant stock options to purchase common shares of the Company to the directors, officers, employees, management company employees and consultants of the Company; and

B.                          The Optionee is a director of the Company and as an incentive for continuing to serve and as compensation for serving as a director of the Company, the Company wishes to grant stock options to purchase a total of ___________ shares of Common Stock to the Optionee.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.1                         In this Agreement, the following terms shall have the following meanings:

(a)	"Common Stock" means the shares of common stock of the Company;
(b)	"Exercise Payment" means the amount of money equal to the Exercise Price multiplied by the number of Optioned Shares specified in the Notice of Exercise;
(c)	"Exercise Price" means $_____;

(d)	"Expiry Date" means ________________;
(e)

"Notice of Exercise" means a notice in writing addressed to the Company at its address first recited (or such other address of the Company as may from time to time be notified to the Optionee in writing), substantially in the form attached as Appendix "A" hereto, which notice shall specify therein the number of Optioned Shares in respect of which the Options are being exercised;

(f)

"Options" means the irrevocable right and option to purchase, from time to time, all, or any part of the Optioned Shares granted to the Optionee by the Company pursuant to Section 1.2 of this Agreement;

(g)	"Optioned Shares" means the shares of Common Stock, subject to the Options;
(h)	"Securities" means, collectively, the Options and the Optioned Shares;
(i)	"Shareholders" means holders of record of the shares of Common Stock;
(j)	"U.S. Person" shall have the meaning ascribed thereto in Regulation S under the 1933 Act, and for the purpose of the Agreement includes any person in the United States; and
(k)	"Vested Options" means the Options that have vested in accordance with Section 1.3 of this Agreement.

1.2                         The Company hereby grants to the Optionee, on the terms and conditions set out in this Agreement and in the Plan, Options to purchase a total of __________ Optioned Shares at the Exercise Price.

1.3                         The Options all vest upon execution of this Agreement and may be exercised immediately thereafter.

1.4                         The Options shall, at 5:00 p.m. (Vancouver time) on the Expiry Date, expire and be of no further force or effect whatsoever.

1.5                         The Company shall not be obligated to cause the issuance, transfer or delivery of a certificate or certificates representing Optioned Shares to the Optionee, until provision has been made by the Optionee, to the satisfaction of the Company, for the payment of the aggregate exercise price for all Optioned Shares for which the Option shall have been exercised, and for satisfaction of any tax withholding obligations associated with such exercise.

1.6                         The Optionee shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distribution therefrom or thereon) except in respect of which the Option has been properly exercised in accordance with the terms of this Agreement.

1.7                         The Option will terminate under the following circumstances:

(a)

If the Optionee is an employee, consultant, director or officer of the Company or a subsidiary of the Company, and ceases to be an employee, consultant, director or officer by reason of termination or removal for cause, the Option will terminate on the effective date of the Optionee ceasing to be an employee, consultant, director or officer, as the case may be, for that reason.

(b)

If the Optionee dies, the Optionee’s personal representative will have the right to exercise any unexercised portion of the Option, in whole or in part, at any time until the earlier of (a) the Expiry Date and (b) the date that is three months after the date of the Optionee’s death.

(c)

If the Optionee is a director, officer, employee or consultant of the Company or a subsidiary of the Company, and ceases to be a director, officer, employee or consultant for any reason other than as set out in subparagraphs (a) or (b) above, the Option will terminate on the earlier of (a) the Expiry Date and (b) the date that is 30 days after the effective date of the Optionee ceasing to be a director, officer, employee or consultant for that other reason.

(d)

If the Optionee ceases to be one type of Optionee (i.e., director, officer, employee or consultant, or a company 100% beneficially owned by one of them) but concurrently is or becomes one or more other type of Optionee, the Option will not terminate but will continue in full force and effect and the Optionee may exercise the Option until the earlier of (a) the Expiry Date and (b) the applicable date set forth in subparagraphs (a), (b) or (c) above where the Optionee ceases to be any type of Optionee.

(e)	The Option will not be affected by any change of the Optionee’s employment where the Optionee continues to be employed by the Company or any subsidiary of the Company.

1.8                         Subject to the provisions of this Agreement and the Plan and subject to compliance with any applicable securities laws, the Options shall be exercisable, in full or in part, at any time after vesting, until termination; provided, however, that if the Optionee is subject to the reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934 with respect to the Common Stock, the Optionee shall be precluded from selling, transferring or otherwise disposing of any Common Stock underlying any Options during the six (6) months immediately following the grant of that Option. If less than all of the shares included in the vested portion of any Options are purchased, the remainder may be purchased at any subsequent time prior to the Expiry Date. Only whole shares may be issued pursuant to the exercise of any Options, and to the extent that any Options covers less than one (1) share, it is unexercisable.

Each exercise of the Options shall be by means of delivery of a Notice of Exercise (which may be in the form attached hereto as Appendix A) to the President of the Company at its principal executive office, specifying the number of shares of Common Stock to be purchased and accompanied by payment in cash by certified check or cashier's check in the amount of the full exercise price for the Common Stock to be purchased. In addition to payment in cash by certified check or cashier's check, an Optionee or transferee of the Options may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(a)

by delivering a properly executed Notice of Exercise together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the Common Stock and deliver directly to the Company the amount of sale or margin loan proceeds to pay the exercise price; or

(b)	by complying with any other payment mechanism approved by the Board at the time of exercise.

It is a condition precedent to the issuance of Optioned Shares that the Optionee execute and/or deliver to the Company all documents and withholding taxes required in accordance with applicable laws.

1.9                         Nothing in this Agreement shall obligate the Optionee to purchase any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised the Options in the manner provided in this Agreement.

1.10                      Reference is made to the Plan for particulars of the rights and obligations of the Optionee and the Company in respect of:

(a)	the terms and conditions on which the Options are granted; and
(b)	a consolidation or subdivision of the Company's share capital or an amalgamation or merger;

all to the same effect as if the provisions of the Plan were set out in this Agreement and to all of which the Optionee assents.

1.11                      The terms of the Options are subject to the provisions of the Plan, as the same may from time to time be amended, and any inconsistencies between this Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan.

2.	Governing Law

2.1                         This Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Optionee irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

3.	Survival

3.1                         This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the shares underlying the Options by the Optionee pursuant hereto.

4.	Assignment

4.1                         This Agreement is not transferable or assignable.

5.	Counterparts and Electronic Means

5.1                         This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

6.	Currency

6.1                         Unless explicitly stated otherwise, all funds in this Agreement are stated in United States dollars.

7.	Severability

7.1                         The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

PLURIS ENERGY GROUP, INC.

By:
Authorized Signatory
WITNESSED BY: Name Address Occupation	) ) ) ) ) ) ) ) ) )

APPENDIX A

TO:	Pluris Energy Group, Inc.

10777 Westheimer, Ste 1100

Houston, TX 77042-3462

Notice of Exercise

This Notice of Exercise shall constitute proper notice pursuant to Section 1.6 of the Stock Option and Subscription Agreement dated as of ______________ (the "Agreement"), between the Company and the undersigned. The undersigned hereby elects to exercise Optionee's option to purchase____________________ shares of the common stock of the Company at a price of US$________ per share, for aggregate consideration of US$____________, on the terms and conditions set forth in the Agreement. Such aggregate consideration, in the form specified in Section 1.6 of the Agreement, accompanies this notice.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificates	Name

Address	Address

Telephone Number

DATED at ____________________________________, the _______ day of______________, _______.

(Name of Optionee – Please type or print)

(Signature and, if applicable, Office)

(Address of Optionee)

(City, State, and Zip Code of Optionee)

(Fax Number)

CW1196013.1